                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED APRIL 30, 1998


LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[LOGO]
Seeks long-term growth of capital through a diversified worldwide portfolio of marketable securities.

KEMPER GLOBAL
BLUE CHIP FUND



              "..Global equities broadly rebounded as the Asian
                 financial crisis stabilized; positive growth
              and inflation news in Europe and the U.S. created
                   a favorable environment for stocks. ..."



                                                        [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
INDUSTRY SECTORS
9
LARGEST HOLDINGS
10
PORTFOLIO OF
INVESTMENTS
15
FINANCIAL STATEMENTS
17
NOTES TO
FINANCIAL STATEMENTS
21
FINANCIAL HIGHLIGHTS


At A GLANCE
--------------------------------------------------------------------------------
KEMPER GLOBAL BLUE CHIP FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE FOUR-MONTH PERIOD ENDED APRIL 30, 1998
(UNADJUSTED FOR ANY SALES CHARGE)
--------------------------------------------------------------------------------

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A    KEMPER GLOBAL BLUE CHIP FUND     11.47%
CLASS B    KEMPER GLOBAL BLUE CHIP FUND     11.16%
CLASS C    KEMPER GLOBAL BLUE CHIP FUND     11.16%
LIPPER GLOBAL FUNDS CATEGORY AVERAGE*       15.24%
--------------------------------------------------------------------------------

Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost. Investments in foreign securities presents special risk considerations including fluctuating currency exchange rates, government regulation and differences in liquidity that may increase the volatility of your investment.

*Lipper Analytical Services, Inc. returns are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.


--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                    AS OF     AS OF
                                   4/30/98   12/31/97
--------------------------------------------------------------------------------
KEMPER GLOBAL BLUE CHIP
FUND CLASS A                        $10.59     $9.50
--------------------------------------------------------------------------------
KEMPER GLOBAL BLUE CHIP
FUND CLASS B                        $10.56     $9.50
--------------------------------------------------------------------------------
KEMPER GLOBAL BLUE CHIP
FUND CLASS C                        $10.56     $9.50
--------------------------------------------------------------------------------

TERMS TO KNOW

EUROPEAN MONETARY UNION An economic and monetary unification of European countries to ultimately introduce a single currency and create a more economically competitive region.

INTERNATIONAL MONETARY FUND An organization focused on lowering trade barriers and stabilizing currencies. While helping developing nations pay their debts, the IMF usually imposes tough guidelines aimed at lowering inflation, cutting imports, and raising exports.

LIQUIDITY A characteristic of an investment or an asset referring to the ease of convertibility into cash within a reasonably short period of time.

TRANSPARENCY The degree to which investors can evaluate if a company is managed in the interests of shareholders. Transparency is often not as good in developing markets where disclosure requirements may be less stringent, and protectionism, subsidies, and cronyism may distort the business environment.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS. HE IS ALSO A MEMBER OF THE INVESTMENT POLICY AND STRATEGY COMMITTEE FOR KEMPER FUNDS.

SILVIA HOLDS BACHELOR OF ARTS AND PH.D. DEGREES IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND HAS A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER
FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $200 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPLEXES IN THE UNITED STATES.

DEAR SHAREHOLDERS,

Stable economic growth, low interest rates and sustained lower inflation have continued to produce a beneficial market environment for investors in the second quarter of 1998. Despite heightened sensitivity to earnings estimates and announcements, the market continued to support financial assets. We expect this favorable climate to continue -- in spite of the sensitivity -- at least over the shorter term.

        As always, expectations have been at the heart of the actions and reactions that move the markets. Expectations appear to be high, as demonstrated by a record flow of new cash into mutual funds. As of April 30, 1998, a record $5 trillion in mutual fund assets surpassed total assets of the nation's banks, according to the Investment Company Institute, a trade organization that monitors the mutual fund industry, and the Federal Reserve Bank in Washington.

        Unfortunately, high expectations often combine with high anxiety -- today's investors are attuned to even the smallest hint of economic change. The result is volatility. Many who believe that our long-running bull market is too good to be true or that stock prices are too high are wondering when the market will reverse.

        While a reversal may not be on the immediate horizon, investors are wise to watch for several signs that change is underway: rising prices, indicating higher inflation; repercussions of the Asian economic crisis on American business, which could appear in the form of reduced earnings; and a continued widening of our trade deficit, a serious imbalance caused by heightened American demand for foreign goods and services.

        On April 27, expectations were tested by reports that the Federal Reserve Board ("the Fed") was considering a hike in interest rates. The markets reacted immediately to this news, driving stock prices downward. But at its monetary policy meeting on May 19, the Fed chose to leave interest rates alone. In the coming months, the Fed could raise rates if inflation accelerates or if growth appears to be too rapid compared to the Fed's expectations.

        Our positive outlook for the short term is based primarily on the current resiliency of our marketplace. The United States appears to be firmly planted in the middle of an economic cycle, with no evidence of detrimental pressures that might be associated with the market's phenomenal growth. We are not seeing price increases for goods and services or a downturn in the housing market, both of which we might expect late in an economic cycle.

        Equities have continued to reward investors. The U.S. stock market, as measured by the Standard & Poor's 500, gained nearly 14 percent in the first quarter of 1998 and returned more than 13 percent year-to-date through the end of May. Bonds have also rewarded investors in terms of real return, which is total return less the rate of inflation. The high yield and corporate debt fixed-income markets also have performed well.

        U.S. economic growth, as measured by the gross domestic product (GDP) growth rate, was slightly above 4 percent for the first quarter. Our general expectation for the year is that growth in all of 1998 will increase between
2.5 and 3 percent over last year. In other words, the economy will remain strong, but will slow down as the year progresses.

        Consumer spending and corporate fixed investment have fueled the economy's solid growth. Spending on both capital goods and high technology has been strong. Corporate profits have grown between 5 and 10 percent, which appears to be acceptable in an environment of stable interest rates. U.S. employment growth has ranged from 2 to 2.25 percent, continuing to exceed expectations. Consumer confidence has continued to hit near all-time highs. The increase in output prices, an indicator of inflation measured by the Consumer Price Index (CPI), has remained at 1.5 to 2 percent.

        Adding to the good news, all seems to be quiet on the domestic policy front. At the end of February, the U.S. federal budget deficit essentially vanished. Recent efforts to reduce the deficit, combined with higher federal revenues due to the robust economy, have left us with an expected budget surplus of $60 billion to $80 billion for fiscal 1998. To date, our Democratic president and Republican Congress have not agreed on any significant legislation regarding tax credits, spending cuts or health care that could threaten the newfound federal budget surplus.

        Can we expect a little more excitement from overseas? A full-scale global recession from last year's Asian economic crisis seems unlikely at this point. The crisis has yet

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]

                           NOW (5/31/98)      6 MONTHS AGO     1 YEAR AGO      2 YEARS AGO
10-YEAR TREASURY RATE(1)        5.65               5.81            6.49             6.91
PRIME RATE(2)                   8.5                8.5             8.5              8.25
INFLATION RATE(3)*              1.5                1.89            2.23             2.89
THE U.S. DOLLAR(4)              6.86              10.26            5.52             9.15
CAPITAL GOODS ORDERS(5)*        9.28              10.28            7.16             3.48
INDUSTRIAL PRODUCTION(5)*       3.85               5.76            4.28             3.79
EMPLOYMENT GROWTH(6)            2.61               2.8             2.5              2.13

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Change in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of April 30, 1998.

SOURCE:  ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


to hurt most U.S. businesses and investors. Quite the contrary. While the mere threat of repercussions from the Asian crisis added to the anxiety mentioned earlier, it has also had the effect of keeping U.S. interest rates and prices in check, making the U.S. economy all the more attractive to investors around the world.

  In the global economy, the U.S. dollar continues to appreciate in value compared to other currencies. In fact, more capital is flowing into U.S. markets as investors generally avoid Asia. Europe also has been benefiting from the crisis. Canada, which is a commodity-producing exporter, has been somewhat negatively affected as commodity prices have fallen. Political unrest in Indonesia, nuclear tests in India and Pakistan and economic turmoil in Russia have been keeping international investors on the edges of their seats.

  Other major developments abroad include the final selection of countries to participate in Europe's single currency next year. Many European countries are adopting more restrictive fiscal policy and reducing inflation in anticipation of the momentous European Economic and Monetary Union (EMU). But after the EMU is established in 1999, tensions may indeed mount as countries work to adapt to the new structure.

  As we approach the turn of the century, one caveat remains: Don't underestimate the potential of the Year 2000 computer code problem. It appears that a significant number of federal government agencies will not meet the criteria necessary to avoid the problem. Many businesses are revealing that billions of dollars are being spent on the situation. Some experts say a global recession is in store. Others adamantly disagree. In any event, we may indeed see a reduction in capital spending toward the end of 1998 and the first half of next year as companies focus on fixing existing computers rather than on purchasing new equipment. We'll keep you posted!

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA
June 10, 1998

PERFORMANCE UPDATE

[ESPINOSA PHOTO]

DIEGO ESPINOSA IS A MEMBER OF SCUDDER KEMPER INVESTMENTS' GLOBAL EQUITY GROUP. HE HAS SIX YEARS OF INVESTMENT EXPERIENCE AND IS PART OF A FUND MANAGEMENT TEAM WITH MORE THAN 55 YEARS OF COMBINED EXPERIENCE. ESPINOSA RECEIVED A BACHELOR'S DEGREE IN CIVIL ENGINEERING FROM TUFTS UNIVERSITY IN 1983 AND A MASTER'S DEGREE IN INTERNATIONAL RELATIONS FROM JOHNS HOPKINS SCHOOL OF ADVANCED INTERNATIONAL STUDIES IN 1987. IN 1991, HE RECEIVED AN M.B.A. DEGREE IN FINANCE FROM WHARTON BUSINESS SCHOOL AT THE UNIVERSITY OF PENNSYLVANIA.

VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

WORLDWIDE EQUITY MARKETS RESUMED THEIR BULLISH COURSE IN THE FIRST FOUR MONTHS OF THIS YEAR AS EUROPE SURGED AND ASIA STABILIZED. LAUNCHED ON DECEMBER 31, 1997, KEMPER GLOBAL BLUE CHIP FUND RETURNED 11.47 PERCENT (CLASS A SHARES, UNADJUSTED FOR ANY SALES CHARGE). FOLLOWING, LEAD PORTFOLIO MANAGER DIEGO ESPINOSA DISCUSSES THE MARKETS AND HOW HE AND HIS TEAM HAVE POSITIONED THE FUND.

Q     IN SUMMARY, WHAT DID YOU SEE HAPPENING IN GLOBAL MARKETS DURING THESE
FIRST FOUR MONTHS OF THE YEAR?

A     Global equities broadly rebounded as the Asian financial crisis stabilized and positive growth and inflation news in Europe and the U.S. created a favorable environment for stocks. The MSCI World Index* was up 15.56 percent for the period, with both Europe and the U.S. participating while Japan gave back much of the gains it experienced early on.

      A combination of International Monetary Fund (IMF) funding and government restructuring moves helped to stem the fourth quarter's deterioration in the Asian markets. In particular, Korea's success in rescheduling short-term debt averted the possibility of a default that could lead to a regional liquidity crisis. Japan's commitment to an economic stimulus package became evident, causing the Nikkei to rise early in the first quarter.

      As the Asian markets recovered from their lows, the risk premium in the U.S. equity market continued to shrink. Three elements underpinned the market's rise: a continued absence of inflation, positive economic numbers that showed little impact from the Asian slowdown, and strong inflow into mutual funds. The market's concern over companies' exposure to Asia abated despite analysts' predictions that the slow earnings growth witnessed in the fourth quarter would continue in the first.

      In Europe, the accelerated restructuring on the part of corporations coupled with positive European Monetary Union (EMU) developments. This produced a strong bull market. The pharmaceutical and financial sectors in particular benefited from take-over speculation. Periphery markets (Italy and Spain) were up significantly as it became clear that these countries would be incorporated into EMU, thus reducing their risk premiums, and fueling higher asset prices and consolidation. Meanwhile, positive economic growth numbers drove up the prices of many capital goods stocks that had suffered on Asia concerns during the fourth quarter.

      As the period progressed, the Japanese market corrected. Downward earnings revisions, concerns over the credit crunch and abundant signs of an economic slowdown all combined to offset the government's efforts to improve sentiment through stimulus and bank bailout packages.

* The MSCI (Morgan Stanley Capital International) World Index measures performance of a range of developed country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East.

Q     HOW DID YOU POSITION KEMPER GLOBAL BLUE CHIP FUND IN THIS ENVIRONMENT?

A     Themes are the building blocks of the portfolio. We were able to find attractively-valued
stocks for our "Secure Streams of Income" theme which focuses on companies providing stable income in deregulated environments. We moved out of bonds (which we have been holding as a proxy for stocks) into equities. Such equities include Railtrack Group, an owner and operator of railway infrastructure, and U.S. defense-manufacturer Lockheed Martin. These companies have shown the ability to generate secure revenue streams and should be in demand as baby-boomers start to prefer yield over growth.

  European markets continued to benefit from corporate reform and merger activity, therefore "Darkside Restructuring," remained our largest theme. Within this theme, we focus on companies in previously regulated economies or industries that are restructuring with a focus on shareholder value. Schneider, a French electrical products manufacturer and RWE Holdings are two examples of holdings that fall into this theme.

  Our "First World Health" and "First World Savings" themes were also strong as we continued to hold those companies that can provide competitively-priced health products and savings vehicles to the world's aging populations. On the "Savings" side, German insurer Allianz performed well. On the "Health" side, we took positions in a Japanese pharmaceuticals firm, Yamanouchi Pharmaceutical Co., when it reached a reasonable valuation.

  Actions in our "Emerging Markets" theme, which we feel is an important long-term theme, were muted as we monitored the ripple effects of the Asian crises. In this theme, we have been looking recently at several Hong Kong-based companies which we feel may be well-positioned to capitalize on the economic development of China. Additionally, we are looking at investment in India as an outgrowth of this theme.

Q

      THE FUND DID UNDERPERFORM THE INDEX DURING THE PERIOD. WHAT CAUSED THIS UNDERPERFORMANCE?

A
      Part of the lag can be attributed to this being such a young fund. When building a portfolio, there are initial investment expenses that can dilute performance somewhat. Going forward, this should not be an issue as we let what we believe is a well-positioned fund, go to work.

  The fund also has a somewhat conservative stance embodied in our "secure streams" theme. When the market is booming, this can affect short-term performance. We hold several utility names under this theme and this sector underperformed during the four months. As long-term investors, we don't intend to jump at every blip in the market. Over longer periods, we feel quite confident that our approach will be competitive with the index and our peers.

Q

      WHAT IS YOUR INVESTMENT OUTLOOK?

A
      The first part of the year was a strong one in Europe for several of our themes, including Savings (life insurance), Health (pharmaceuticals) and Darkside Restructuring. Trends in all three themes accelerated as companies delivered news on consolidation efforts, profitability targets and efforts to increase accounting transparency. In the case of the life insurance sector, the market increased its focus on the potential growth of private savings -- a key element of our "Savings" themes for some time.

  The key question for the portfolio team is whether the three themes mentioned above are nearing maturity given the market's enthusiasm for these stocks and their resulting valuations. The valuations of some insurance stocks, for instance, have begun to reflect a great deal of optimism on the growth rate and profitability of new policies, as well as on the possibility of take-overs. In part, our response to this challenge has been to, together with our analysts, focus on identifying those companies whose valuations discount their restructuring or earnings potential. Value remains in most names, but in others it is eroding. Ultimately, however, the best arbiter of value is the attractiveness of alternative investments, and the search for these, as always, prompts us to examine what is going on in the broader global context.

  The distinguishing characteristic of today's global economy is the overabundance of capital. The root cause of this trend is demographic: baby boomers are raising the supply of long-term investment capital, while their appetite for services over physical goods reduces the demand for investment. Meanwhile, the development of an equity culture has led to a powerful consensus among corporate managements to restrain investments to only the most profitable projects, with the surplus capital being returned to the markets in the form of share repurchases. As this trend takes hold in Europe, the oversupply of capital can only increase.

  That which is in abundance should also be less desirable and therefore carries a lower price. Required returns on capital should arguably experience a secular decline in such a scenario. As these fall, the prices of infrastructure, utilities and bonds could rise as investments in these lower-return, longer-lived assets become more attractive.

                                                              Performance UPDATE

Concurrently, companies that have a need for capital to fund large, profitable investments should also stand out. Many of these, of course, will be located in the emerging markets. The problem with these markets, however, is that their small size and dependence on external markets and capital has exposed them to extreme volatility. Three markets -- greater China, India and Brazil -- have the potential to develop sufficiently large internal financial and goods markets to fuel self-sustaining growth.

  Not surprisingly, Japan suffers the most from a world of capital excess. Its aging citizens throw off far more in savings than the economy can profitably invest, and the result is a deterioration in returns. Part of the solution is for corporations to restructure and restrict investment to more-profitable projects. The obstacles to such restructuring are high and are unlikely to be overcome without the catalyst of further economic deterioration.

  In the long run, growth cannot occur without investment, and investment as a percentage of sales and cashflow has been declining for large U.S. industrials for some time. Restructuring has replaced investment-led growth, and the question is how long restructuring can deliver results without reaching diminishing returns. Were restructuring benefits to slow, companies may be tempted to deliver growth by reducing their return hurdle rates and investing more -- particularly under the pressure of excess capital. Microeconomics tells us that high returns sow the seeds of their own demise by prompting more investment that intensifies competition. This response -- long-delayed -- may eventually show itself.

Q

      ANY FINAL THOUGHTS?

A
      In our view, the global environment is one characterized by a particularly powerful long-term demographic trend -- one which is oversupplying the world with capital. Going forward, we expect this imbalance to have important implications for many of our themes, particularly "Secure Streams of Income." Positioning the portfolio ahead of these expected events remains a focus of the portfolio management team.

  Additionally, as trends in several of our themes have accelerated, so has the need to question the longevity of our well-established themes. Assessing the ongoing value of these themes -- "First World Savings/ Health" -- in the global environment, remains an equally important challenge.

  As we focus our thematic thinking on these challenges, the world markets beg us to keep a continued eye on valuations.

PERFORMANCE Update

INDUSTRY SECTORS

KEMPER GLOBAL BLUE CHIP FUND'S COMPOSITION BY SECTOR*

Data shows the percentage of the equity securities in the portfolio that each sector represented on April 30, 1998.

                     [KEMPER GLOBAL BLUE CHIP BAR GRAPH]


FINANCE                                 23.0%
MANUFACTURING                           12.3%
UTILITIES                                8.7%
CONSUMER STAPLES                         8.5%
ENERGY                                   8.4%
SERVICE INDUSTRIES                       8.1%
COMMUNICATIONS                           6.0%
DURABLES                                 5.8%
HEALTH                                   4.3%
METALS AND MINERALS                      4.2%
TRANSPORTATION                           4.1%
MEDIA                                    3.0%
TECHNOLOGY                               2.4%
CONSTRUCTION                             1.2%


                 *Portfolio composition is subject to change.

KEMPER GLOBAL BLUE CHIP FUND'S 15 LARGEST HOLDINGS*

Representing 29.1 percent of the fund's equity securities on April 30, 1998.


                                      HOLDINGS                                 COUNTRY            PERCENT
-------------------------------------------------------------------------------------------------------

1.             MUENCHENER RUECKVERSICHERUNGS-                         Germany                      2.2%
               GESELLSCHAFT AG
-------------------------------------------------------------------------------------------------------

2.             LOCKHEED MARTIN CORP.                                  United States                2.1%
-------------------------------------------------------------------------------------------------------

3.             NESTLE S.A.                                            Switzerland                  2.1%
-------------------------------------------------------------------------------------------------------

4.             UNILEVER PLC                                           United Kingdom               2.0%
-------------------------------------------------------------------------------------------------------

5.             AXA S.A.                                               France                       2.0%
-------------------------------------------------------------------------------------------------------

6.             DEUTSHE TELEKOM AG                                     Germany                      1.9%
-------------------------------------------------------------------------------------------------------

7.             BOEING CO.                                             United States                1.9%
-------------------------------------------------------------------------------------------------------

8.             CINERGY CORP.                                          United States                1.9%
-------------------------------------------------------------------------------------------------------

9.             YPF S.A.                                               Argentina                    1.9%
-------------------------------------------------------------------------------------------------------

10.            BASF AG                                                Germany                      1.9%
-------------------------------------------------------------------------------------------------------

11.            SHELL TRANSPORT & TRADING PLC                          United Kingdom               1.9%
-------------------------------------------------------------------------------------------------------

12.            GENERAL ELECTRIC CO., PLC                              United Kingdom               1.9%
-------------------------------------------------------------------------------------------------------

13.            DUKE ENERGY CORP.                                      United States                1.8%
-------------------------------------------------------------------------------------------------------

14.            AGA AB                                                 Sweden                       1.8%
-------------------------------------------------------------------------------------------------------

15.            U.S. AIRWAYS GROUP, INC.                               United States                1.8%
-------------------------------------------------------------------------------------------------------

*Portfolio holdings are subject to change.

LARGEST Holdings

KEMPER GLOBAL BLUE CHIP FUND

Portfolio of Investments at April 30, 1998 (unaudited)


                                                                                 PRINCIPAL AMOUNT ($)       MARKET
       (A)REPURCHASE AGREEMENTS--10.5%                                            OR NUMBER OF SHARES     VALUE ($)
    UNITED STATES                            Donaldson, Lufkin & Jenrette,
                                               dated 4/30/98, 5.50%, due 5/1/98
                                             (Cost $393,000)                              393,000            393,000
                                             ----------------------------------------------------------------------------
                           GOVERNMENT OBLIGATIONS--6.3%
    UNITED KINGDOM--1.3%                     United Kingdom Treasury Bond,
    (PRINCIPAL AMOUNT IN                     8.50%, 7/16/07                                23,600             47,113
    LOCAL CURRENCY)
-------------------------------------------------------------------------------------------------------------------------
    UNITED STATES--5.0%                      U.S. Treasury Bond, 6.375%,
                                               8/15/27                                    102,000            107,323
                                             U.S. Treasury STRIP, Principal
                                               only, 8.125%, 8/15/21                      337,000             82,107
                                             ----------------------------------------------------------------------------
                                                                                                             189,430
                                             ----------------------------------------------------------------------------
                                             TOTAL GOVERNMENT OBLIGATIONS
                                             (Cost $240,087)                                                 236,543
                                             ----------------------------------------------------------------------------
                             EQUITY SECURITIES--83.2%
    ARGENTINA--1.6%                          YPF S.A. "D" (ADR)
                                               (PETROLEUM COMPANY)                          1,700shs.         59,288
-------------------------------------------------------------------------------------------------------------------------
    AUSTRALIA--2.8%                          Broken Hill Proprietary Co., Ltd. (ADR)
                                               (STEEL, MINERALS AND PETROLEUM
                                               EXPLORATION AND PRODUCTION)                  1,300             25,675
                                             Foster's Brewing Group, Ltd.
                                               (LEADING BREWERY)                           14,600             31,806
                                             Woodside Petroleum Ltd.
                                               (MAJOR OIL AND GAS PRODUCER)                 7,300             47,757
                                             ----------------------------------------------------------------------------
                                                                                                             105,238
-------------------------------------------------------------------------------------------------------------------------
    BRAZIL--2.4%                             Aracruz Celulosc S.A. "B" (ADR)
                                               (PRODUCER OF EUCALYPTUS KRAFT
                                               PULP)                                        2,400             37,800
                                             Companhia Vale do Rio Doce (ADR)
                                               (MINING, RAIL TRANSPORTATION,
                                               AND MINERAL SALES IN IRON ORE,
                                               ALUMINUM, MANGANESE, TITANIUM,
                                               GOLD, AND COPPER)                            2,100             50,925
                                             ----------------------------------------------------------------------------
                                                                                                              88,725
-------------------------------------------------------------------------------------------------------------------------
    CANADA--4.2%                             BCE, Inc.
                                               (TELECOMMUNICATION SERVICES)                 1,200             51,092
                                             Canadian National Railway
                                               (RAILROAD OPERATOR)                            800             52,043
                                             Molson Cos., Ltd. "A"
                                               (LEADING BREWERY)                            3,000             54,008
                                             ----------------------------------------------------------------------------
                                                                                                             157,143
-------------------------------------------------------------------------------------------------------------------------
    CHILE--.9%                               Sociedad Quimica y Minera de Chile
                                               S.A. (ADR)
                                               (PRODUCER OF FERTILIZER, IODINE
                                               AND INDUSTRIAL CHEMICALS)                      800             34,750
                                             ----------------------------------------------------------------------------

                                                        Portfolio of INVESTMENTS


                                                                                                            MARKET
                                                                 NUMBER OF SHARES                         VALUE ($)
    FRANCE--3.2%                             AXA S.A.
                                               (INSURANCE GROUP PROVIDING
                                               INSURANCE, FINANCE AND REAL
                                               ESTATE SERVICES)                               521             61,192
                                             Canal Plus S.A.
                                               (LEADING PAY TELEVISION NETWORK)               172             29,902
                                             Schneider S.A.
                                               (MANUFACTURER OF ELECTRONIC
                                               COMPONENTS AND AUTOMATED
                                               MANUFACTURING SYSTEMS)                         373             27,924
                                             ----------------------------------------------------------------------------
                                                                                                             119,018
-------------------------------------------------------------------------------------------------------------------------
    GERMANY--14.0%                           Allianz AG
                                               (MULTI-LINE INSURANCE COMPANY)                 173             53,228
                                             BASF AG
                                               (LEADING INTERNATIONAL CHEMICAL
                                               PRODUCER)                                    1,313             58,474
                                             Commerzbank AG
                                               (WORLDWIDE MULTI-SERVICE BANK)               1,217             46,941
                                             Deutsche Telekom AG
                                               (TELECOMMUNICATION SERVICES)                 2,379             60,201
                                             Dresdner Bank AG
                                               (UNIVERSAL BANK)                               904             48,926
                                             Hoechst AG
                                               (CHEMICAL PRODUCER)                            791             31,916
                                             Muenchener Rueckversicherungs-
                                               Gesellschaft AG (Registered)
                                               (INSURANCE COMPANY)                            147             67,187
                                             RWE AG (CONVERSION CERTIFICATES)               1,300             11,376
                                             RWE AG (pfd.)                                  1,300             54,417
                                             (PRODUCER AND MARKETER OF
                                               PETROLEUM AND CHEMICAL PRODUCTS)
                                             VEBA AG
                                               (ELECTRIC UTILITY, DISTRIBUTOR
                                               OF OIL AND CHEMICALS)                          734             48,521
                                             VIAG AG
                                               (PROVIDER OF ELECTRICAL POWER
                                               AND NATURAL GAS SERVICES,
                                               ALUMINUM PRODUCTS, CHEMICALS,
                                               CERAMICS AND GLASS)                             85             43,066
                                             ----------------------------------------------------------------------------
                                                                                                             524,253
-------------------------------------------------------------------------------------------------------------------------
    HONG KONG--.4%                           New World Development Co., Ltd.
                                               (PROPERTY INVESTMENT AND
                                               DEVELOPMENT, CONSTRUCTION AND
                                               ENGINEERING, HOTELS AND
                                               RESTAURANTS, TELECOMMUNICATIONS)             6,000             17,041
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    JAPAN--4.0%                              Daiwa Securities Co., Ltd.
                                               (BROKERAGE AND OTHER FINANCIAL
                                               SERVICES)                                    7,000             26,427
                                             Nippon Oil Co., Ltd.
                                               (OIL EXPLORATION AND
                                               DEVELOPMENT)                                 4,000             13,500
                                             Nomura Securities Co., Ltd.
                                               (FINANCIAL ADVISOR, SECURITIES
                                               BROKER AND UNDERWRITER)                      2,000             24,388
                                             The Nichido Fire & Marine
                                               Insurance Co., Ltd.
                                               (PROPERTY AND CASUALTY INSURANCE
                                               COMPANY)                                     7,000             37,474

PORTFOLIO OF Investments


                                                                                                            MARKET
                                                                 NUMBER OF SHARES                         VALUE ($)
                                             Yamanouchi Pharmaceutical Co.,
                                               Ltd.
                                               (LEADING MANUFACTURER OF ETHICAL
                                               DRUGS)                                       2,000             47,267
                                             ----------------------------------------------------------------------------
                                                                                                             149,056
-------------------------------------------------------------------------------------------------------------------------
    NETHERLANDS--2.6%                        AEGON Insurance Group NV
                                               (INSURANCE COMPANY)                            380             49,285
                                             ING Groep NV
                                               (INSURANCE AND FINANCIAL
                                               SERVICES)                                      720             46,798
                                             ----------------------------------------------------------------------------
                                                                                                              96,083
-------------------------------------------------------------------------------------------------------------------------
    SWEDEN--3.0%                             AGA AB "B" (Free)
                                               (PRODUCER AND DISTRIBUTOR OF
                                               INDUSTRIAL AND MEDICAL GASES)                3,900             57,679
                                             Astra AB "A" (Free)
                                               (PHARMACEUTICAL COMPANY)                     2,700             55,451
                                             ----------------------------------------------------------------------------
                                                                                                             113,130
-------------------------------------------------------------------------------------------------------------------------
    SWITZERLAND--4.7%                        Ciba Specialty Chemical
                                               (Registered)
                                               (MANUFACTURER OF CHEMICAL
                                               PRODUCTS FOR PLASTICS, COATINGS,
                                               FIBERS AND FABRICS)                            289             34,957
                                             Nestle S.A. (Registered)
                                               (FOOD MANUFACTURER)                             33             63,999
                                             Novartis AG (Registered)
                                               (PHARMACEUTICAL COMPANY)                        18             29,750
                                             Swiss Reinsurance (Registered)
                                               (LIFE, ACCIDENT AND HEALTH
                                               INSURANCE COMPANY)                              22             48,530
                                             ----------------------------------------------------------------------------
                                                                                                             177,236
-------------------------------------------------------------------------------------------------------------------------
    UNITED KINGDOM--10.4%                    British Telecom PLC
                                               (TELECOMMUNICATION SERVICES)                 3,257             35,385
                                             Diageo PLC
                                               (PRODUCER AND DISTRIBUTOR OF
                                               FOOD PRODUCTS, BEER AND LIQUOR;
                                               OWNER OF FAST FOOD RESTAURANTS)              4,345             51,747
                                             General Electric Co., PLC
                                               (MANUFACTURER OF POWER,
                                               COMMUNICATIONS AND DEFENSE
                                               EQUIPMENT AND OTHER VARIOUS
                                               ELECTRICAL COMPONENTS)                       6,998             57,942
                                             National Grid Co., PLC
                                               (OWNER AND OPERATOR OF ELECTRIC
                                               TRANSMISSION SYSTEMS)                        7,802             50,375
                                             Railtrack Group PLC
                                               (OPERATOR OF RAILWAY
                                               INFRASTRUCTURE)                              1,037             18,950
                                             Reuters Holdings PLC
                                               (INTERNATIONAL NEWS AGENCY)                  4,963             53,794
                                             Shell Transport & Trading PLC
                                               (PART OWNER OF ROYAL DUTCH SHELL
                                               CO.)                                         7,848             58,417

                                                        Portfolio of INVESTMENTS


                                                                                                            MARKET
                                                                 NUMBER OF SHARES                         VALUE ($)
                                             Unilever PLC
                                               (MANUFACTURER OF BRANDED AND
                                               PACKAGED CONSUMER GOODS, FOOD,
                                               DETERGENTS AND PERSONAL CARE
                                               PRODUCTS)                                    5,784             61,629
                                             ----------------------------------------------------------------------------
                                                                                                             388,239
-------------------------------------------------------------------------------------------------------------------------
    UNITED STATES--29.0%                     Boeing Co.
                                               (MANUFACTURER OF JET AIRPLANES)              1,200             60,075
                                             CINergy Corp.
                                               (HOLDING COMPANY OF ELECTRICAL
                                               UTILITIES IN OHIO, INDIANA AND
                                               KENTUCKY)                                    1,700             59,288
                                             Charles Schwab Corp.
                                               (DISCOUNT BROKERAGE SERVICES)                1,300             45,500
                                             Comcast Corp. "A"
                                               (CABLE TV, SOUND AND
                                               TELECOMMUNICATION SYSTEMS)                     800             28,650
                                             Duke Energy Corp.
                                               (ELECTRIC UTILITY)                           1,000             57,875
                                             Electronic Data Systems Corp.
                                               (PROVIDER OF INFORMATION
                                               TECHNOLOGY SERVICES)                         1,200             51,600
                                             Enron Corp.
                                               (MAJOR NATURAL GAS PIPELINE
                                               SYSTEM)                                      1,100             54,106
                                             First Data Corp.
                                               (CREDIT-CARD PROCESSING
                                               SERVICES)                                    1,600             54,200
                                             International Business Machines
                                               Corp.
                                               (PRINCIPAL MANUFACTURER AND
                                               SERVICER OF BUSINESS AND
                                               COMPUTING MACHINES)                            200             23,175
                                             Lockheed Martin Corp.
                                               (MANUFACTURER OF AIRCRAFT,
                                               MISSILES AND SPACE EQUIPMENT)                  600             66,825
                                             MBIA, Inc.
                                               (INSURER OF MUNICIPAL BONDS)                   500             37,313
                                             Newmont Mining Corp.
                                               (INTERNATIONAL GOLD EXPLORATION
                                               AND MINING COMPANY)                          1,700             54,719
                                             Northrop Grumman Corp.
                                               (MANUFACTURER OF AIRCRAFT,
                                               AIRCRAFT ASSEMBLIES AND
                                               ELECTRONIC SYSTEMS FOR MILITARY
                                               AND COMMERCIAL USE)                            500             52,844
                                             P G & E Corp.
                                               (ELECTRIC AND GAS UTILITY)                   1,600             51,800
                                             Sabre Group Holdings, Inc.
                                               (TRAVEL RESERVATION SYSTEM
                                               PROVIDER)                                    1,300             47,288
                                             Security Capital Industrial Trust
                                               (REIT)
                                               (GLOBAL OWNER OF CORPORATE
                                               DISTRIBUTION FACILITIES)                     2,000             48,875
                                             (b)Sun Microsystems, Inc.
                                               (PRODUCER OF HIGH-PERFORMANCE
                                               WORKSTATIONS, SERVERS AND
                                               NETWORKING SOFTWARE)                           600             24,713
                                             (b)Tele-Communications, Inc. "A"
                                               (CABLE TV SYSTEMS AND MICROWAVE
                                               SERVICES)                                    1,100             35,475

PORTFOLIO OF Investments


                                                                                                            MARKET
                                                                 NUMBER OF SHARES                         VALUE ($)
                                             (b)Tele-Communications
                                               International, Inc. "A"
                                               (TELECOMMUNICATION AND BROADBAND
                                               CABLE TELEVISION SERVICES)                   2,100             40,031
                                             UNUM Corp.
                                               (PROVIDER OF DISABILITY, HEALTH
                                               AND LIFE INSURANCE AND GROUP
                                               PENSION PRODUCTS)                            1,000             53,750
                                             (b)U.S. Airways Group, Inc.
                                               (MAJOR AIRLINE)                                800             56,900
                                             Unicom Corp.
                                               (ELECTRIC UTILITY IN NORTHERN
                                               ILLINOIS)                                    1,500             52,125
                                             Williams Cos., Inc.
                                               (GAS PIPELINE OPERATOR AND
                                               PETROLEUM PRODUCER)                            900             28,462
                                             ----------------------------------------------------------------------------
                                                                                                           1,085,589
                                             ----------------------------------------------------------------------------
                                             TOTAL EQUITY SECURITIES
                                             (Cost $2,960,935)                                             3,114,789
                                             ----------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100%
                                             (Cost $3,594,022)                                             3,744,332
                                             ----------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities. The collateral is monitored daily by the Fund so that its market value exceeds the carrying value of the repurchase agreement.

(b) Non-income producing security.

Based on the cost of investments of $3,594,022 for federal income tax purposes at April 30, 1998, the gross unrealized appreciation was $185,785, the gross unrealized depreciation was $35,475 and the net unrealized appreciation on investments was $150,310.

See accompanying Notes to Financial Statements.

                                                        Portfolio of INVESTMENTS

STATEMENT OF ASSETS AND LIABILITIES

April 30, 1998 (unaudited)

 ASSETS
Investments, at value
(Cost $3,201,022)                                               $3,351,332
--------------------------------------------------------------------------
Repurchase agreements, at value
(Cost $393,000)                                                    393,000
--------------------------------------------------------------------------
Cash                                                                    51
--------------------------------------------------------------------------
Foreign currency, at value
(Cost $35,479)                                                      35,577
--------------------------------------------------------------------------
Deferred organization expense                                       13,983
--------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                  90,365
--------------------------------------------------------------------------
  Investments sold                                                  18,569
--------------------------------------------------------------------------
  Dividends and interest                                            10,102
--------------------------------------------------------------------------
  Foreign taxes                                                        372
--------------------------------------------------------------------------
  Reimbursement from Adviser                                        23,480
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 3,936,831
--------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
Payable for:
  Investments purchased                                            224,101
--------------------------------------------------------------------------
  Distribution services fee                                          1,246
--------------------------------------------------------------------------
  Other payables and accrued expenses                               48,107
--------------------------------------------------------------------------
    Total liabilities                                              273,454
--------------------------------------------------------------------------
NET ASSETS                                                      $3,663,377
--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
Paid-in capital                                                 $3,470,042
--------------------------------------------------------------------------
Undistributed net realized gain on investments                      30,200
--------------------------------------------------------------------------
Net unrealized appreciation on:
  Investments                                                      150,310
--------------------------------------------------------------------------
  Foreign currency related transactions                              1,658
--------------------------------------------------------------------------
Undistributed net investment income                                 11,167
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $3,663,377
--------------------------------------------------------------------------
 THE PRICING OF SHARES
CLASS A SHARES
  Net asset value and redemption price per share
  ($2,403,916 / 226,925 shares outstanding)                         $10.59
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                       $11.24
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($905,569 / 85,789 shares outstanding)                            $10.56
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($353,892 / 33,498 shares outstanding)                            $10.56
--------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL Statements

For the period from December 31, 1997 (commencement of operations) to April 30, 1998 (unaudited)

STATEMENT OF OPERATIONS

 NET INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $1,964)           $   15,499
--------------------------------------------------------------------------
  Interest                                                           8,438
--------------------------------------------------------------------------
    Total investment income                                         23,937
--------------------------------------------------------------------------
Expenses:
  Management fee                                                     6,248
--------------------------------------------------------------------------
  Distribution services fee                                          1,246
--------------------------------------------------------------------------
  Administrative services fee                                        1,563
--------------------------------------------------------------------------
  Custodian, accounting and transfer agent fees and related
  expenses                                                          43,812
--------------------------------------------------------------------------
  Professional fees                                                  4,991
--------------------------------------------------------------------------
  Amortization of organization expenses                              1,017
--------------------------------------------------------------------------
  Registration fees                                                  1,248
--------------------------------------------------------------------------
  Other                                                                603
--------------------------------------------------------------------------
    Total expenses before expense waiver                            60,728
--------------------------------------------------------------------------
Less expenses waived and absorbed by investment manager            (47,958)
--------------------------------------------------------------------------
    Total expenses after expense waiver                             12,770
--------------------------------------------------------------------------
NET INVESTMENT INCOME                                           $   11,167
--------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
  Investments                                                       31,042
--------------------------------------------------------------------------
  Foreign currency related transactions                               (842)
--------------------------------------------------------------------------
                                                                    30,200
--------------------------------------------------------------------------
Change in net unrealized appreciation on:
  Investments                                                      150,310
--------------------------------------------------------------------------
  Foreign currency related transactions                              1,658
--------------------------------------------------------------------------
                                                                   151,968
--------------------------------------------------------------------------
Net gain on investments                                            182,168
--------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $  193,335
--------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

 OPERATIONS AND CAPITAL SHARE ACTIVITY
  Net investment income                                         $   11,167
--------------------------------------------------------------------------
  Net realized gain                                                 30,200
--------------------------------------------------------------------------
  Change in net unrealized appreciation                            151,968
--------------------------------------------------------------------------
Net increase in net assets resulting from operations               193,335
--------------------------------------------------------------------------
Net increase from capital share transactions                     3,450,042
--------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                     3,643,377
--------------------------------------------------------------------------
 NET ASSETS
Beginning of period                                                 20,000
--------------------------------------------------------------------------
END OF PERIOD (including undistributed net investment income
of $11,167)                                                     $3,663,377
--------------------------------------------------------------------------

                                                            Financial STATEMENTS

--------------------------------------------------------------------------------
1
     DESCRIPTION OF THE
     FUND Kemper Global Blue Chip Fund (the Fund) is a diversified series of Kemper Global/International Series, Inc. (the Corporation), an open-end management investment company organized as a corporation in the state of Maryland. The Fund currently offers three classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2
     SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Portfolio securities which are
                             traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq
                             System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies on that day.

                             Portfolio debt securities other than money market securities with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Directors.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, and the

NOTES TO Financial Statements
                             difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the period ended April 30, 1998.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions.

                             ORGANIZATIONAL COSTS. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

--------------------------------------------------------------------------------
3
     TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (the Adviser) and pays a management fee at an annual rate of 1.00% of the first $250 million of average daily net assets declining to .90% of average daily net assets in excess of $1 billion.
                             However, the Fund incurred no management fee for the period ended April 30, 1998, after an expense waiver by the Adviser. In addition, the Adviser has temporarily agreed to absorb certain operating expenses of the Fund. Under these arrangements, the Adviser waived and absorbed expenses of $47,958 for the period ended April 30, 1998.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI), a subsidiary of the Adviser. Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                          COMMISSIONS ALLOWED
                                                                                            BY KDI TO FIRMS
                                                                                          -------------------
                                       Period ended April 30, 1998                              $21,908

                                                                           Notes
to FINANCIAL STATEMENTS

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                             DISTRIBUTION FEES      COMMISSIONS AND
                                                                                 AND CDSC        DISTRIBUTION FEES PAID
                                                                              RECEIVED BY KDI       BY KDI TO FIRMS
                                                                             -----------------   ----------------------
                                       Period ended April 30, 1998                $1,272                 40,340

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. The Fund incurred no administrative services fees for the period ended April 30, 1998, after an expense waiver by the Adviser. During the period ended April 30, 1998, KDI paid fees of $3,295 to various firms.

                             SHAREHOLDER SERVICES AGREEMENT. Kemper Service Company, a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. The Fund incurred shareholder services fees of $2,081 for the period ended April 30, 1998, all of which is unpaid.

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation, a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. The Fund incurred no accounting fees for the period ended April 30, 1998, after a fee waiver of $16,667 by the Adviser.

                             OFFICERS AND DIRECTORS. Certain officers or directors of the Fund are also officers or directors of the Adviser. For the period ended April 30, 1998, the Fund made no payments to its officers or directors.

--------------------------------------------------------------------------------
4
     INVESTMENT
     TRANSACTIONS            For the period ended April 30, 1998, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                                $3,698,074

                             Proceeds from sales                         528,094

NOTES TO Financial Statements

--------------------------------------------------------------------------------
5
     CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                                            PERIOD ENDED
                                                                                    -----------------------------
                                                                                    -------APRIL-30,-1998--------
                                                                                    SHARES               AMOUNT
                                        SHARES SOLD
                                        Class A                                     244,490            $2,446,306
                                       --------------------------------------------------------------------------
                                        Class B                                     119,377             1,218,942
                                       --------------------------------------------------------------------------
                                        Class C                                      32,796               334,024
                                       --------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                                     (18,267)             (190,306)
                                       --------------------------------------------------------------------------
                                        Class B                                     (34,289)             (358,924)
                                       --------------------------------------------------------------------------
                                        NET INCREASE FROM
                                        CAPITAL SHARE TRANSACTIONS                                     $3,450,042
                                       --------------------------------------------------------------------------

--------------------------------------------------------------------------------
6
     FORWARD FOREIGN
     CURRENCY CONTRACT       In order to help protect itself against a decline
                             in the value of particular foreign currencies against the U.S. Dollar, the Fund has entered into a forward contract to deliver foreign currency in exchange for U.S. Dollars as described below. The
                             Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the net unrealized gain or loss on this contract is reflected in the accompanying financial statements.
                             The Fund also bears the credit risk (which is limited to the unrealized gain, if any) if the counterparty fails to perform under the contract.
                             At April 30, 1998, the Fund's forward foreign currency contract outstanding is as follows:

                                                    FOREIGN CURRENCY  CONTRACT AMOUNT   SETTLEMENT   UNREALIZED
                                                    TO BE DELIVERED   IN U.S. DOLLARS      DATE         GAIN
                                       ------------------------------------------------------------------------
                                       11,765,985   Japanese Yen          $91,406        June '98      $1,881
                                       ----------------------------------------------

                                                                           Notes
to FINANCIAL STATEMENTS

For the period from December 31, 1997 (commencement of operations) to April 30, 1998 (unaudited)

                                                                    CLASS A         CLASS B           CLASS C
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                  $ 9.50          9.50               9.50
----------------------------------------------------------------------------       ---------       --------------
Income from investment operations:
  Net investment income                                                  .04           .01                .01
----------------------------------------------------------------------------       ---------       --------------
  Net realized and unrealized gain                                      1.05          1.05               1.05
----------------------------------------------------------------------------       ---------       --------------
Total from investment operations                                        1.09          1.06               1.06
----------------------------------------------------------------------------       ---------       --------------
Net asset value, end of period                                        $10.59         10.56              10.56
----------------------------------------------------------------------------       ---------       -------------
TOTAL RETURN (NOT ANNUALIZED)                                        11.47%          11.16              11.16
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses absorbed by the Fund                                         1.80%           2.68               2.65
----------------------------------------------------------------------------       ---------       --------------
Net investment income                                                 2.03%           1.15               1.18
----------------------------------------------------------------------------       ---------       --------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                                              9.47%          10.35              10.32
----------------------------------------------------------------------------       ---------       --------------
Net investment loss                                                  (5.64)%         (6.52)            (6.49)
----------------------------------------------------------------------------       ---------       --------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
Net assets at end of period                                                                        $3,663,377
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                                                    74      %
-----------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the Fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.

FINANCIAL Highlights

                                                                           NOTES

NOTES

DIRECTORS
OFFICERS

DANIEL PIERCE
Chairman and Director
JAMES E. AKINS
Director
ARTHUR R. GOTTSCHALK
Director
FREDERICK T. KELSEY
Director
FRED B. RENWICK
Director
JOHN B. TINGLEFF
Director
JOHN G. WEITHERS
Director
MARK S. CASADY
President
PHILIP J. COLLORA
Vice President and
Secretary
JOHN R. HEBBLE
Treasurer
JOYCE E. CORNELL
Vice President
DIEGO ESPINOSA
Vice President
JERARD K. HARTMAN
Vice President
TARA C. KENNEY
Vice President
THOMAS W. LITTAUER
Vice President
ANN M. MCCREARY
Vice President
KATHRYN L. QUIRK
Vice President
SHERIDAN P. REILLY
Vice President
M. ISABEL SALTZMAN
Vice President
LINDA J. WONDRACK
Vice President
MAUREEN E. KANE
Assistant Secretary
CAROLINE PEARSON
Assistant Secretary
ELIZABETH C. WERTH
Assistant Secretary


 ..........................................................................................................
LEGAL COUNSEL                         DECHERT PRICE & RHOADS
                                      Ten Post Office Square South
                                      Boston, MA 02109
 ..........................................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 419557
                                      Kansas City, MO 64141
 ..........................................................................................................
CUSTODIAN                             BROWN BROTHERS HARRIMAN & CO.
                                      40 Water Street
                                      Boston, MA 02109
 ..........................................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza  Chicago, IL 60606-5808
                                      www.kemper.com

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This report is not to be distributed
unless preceded or accompanied by a
Kemper Global and International Funds prospectus.
KGBCF - 3 (6/98) 1048400

                                   LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                              DIRECTORS&OFFICERS